Aston Funds

(the “Trust”)

ASTON/Fortis Real Estate Fund

Class N Shares and Class I Shares

Supplement dated June 24, 2011 to the Prospectus dated March 1, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

CHANGE IN SUBADVISER, PORTFOLIO MANAGERS, PRINCIPAL INVESTMENT STRATEGIES, FUND NAME AND PRIMARY BENCHMARK

Fortis Investment Management USA, Inc. (“FIMUSA”), the subadviser to ASTON/Fortis Real Estate Fund (the “Fund”), has provided notice of termination of the Sub-Investment Advisory Agreement between FIMUSA and Aston Asset Management, LP effective as of June 30, 2011 (the “Effective Date”). Harrison Street Securities, LLC (“HSS”) has been appointed as the new subadviser to the Fund as of the Effective Date, and the Fund intends to change its name to ASTON/Harrison Street Real Estate Fund as of the Effective Date.

There is no change in the Fund’s current investment objective or management fees.

As of the Effective Date, the following information replaces the information in the Prospectus on pages 72 – 73 relating to the Fund’s Principal Investment Strategies in its entirety:

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and common stocks and other equity securities of U.S. and foreign companies principally engaged in the real estate sector. The Fund emphasizes publicly traded real estate-related securities of companies domiciled in the United States and Canada. The Fund does not invest in real estate directly. The Fund is classified as non-diversified.

Securities are selected for the Fund using a fundamental bottom-up stock selection process. The portfolio managers use a proprietary relative cash flow multiple analysis to estimate values of portfolio companies, which takes into account multiple factors including:

•	capital structure

•	earnings growth

•	earnings momentum

•	earnings quality

•	liquidity

•	property quality

The portfolio managers also use a proprietary model to assess net asset value (“NAV”) based on both quantitative measures and incorporating a qualitative assessment of management ability. A warranted share price is calculated from a combination of the outputs from the multiple analysis model and the NAV model. While securities are selected primarily from the universe of companies comprising the benchmark index, the Fund may invest to a limited degree in companies outside of the benchmark index. To manage risk, the portfolio managers employ portfolio constraints such as limits on position size, market capitalization and geographic and sector exposure.

The Fund’s investment strategies may result in high portfolio turnover.

As of the Effective Date, the following information supplements the information in the Prospectus on pages 73 – 74 relating to the Fund’s Principal Risks:

GARP Style Risk is no longer a Principal Risk of the Fund.

The below description of Value Style Risk is to be added as a Principal Risk of the Fund.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

As of the Effective Date, the following information replaces the information in the Prospectus on page 74 relating to the Fund’s subadviser and portfolio managers:

Management

Harrison Street Securities, LLC (“HSS”) serves as the subadviser to the Fund. Mr. Reagan Pratt and Mr. James Kammert, each a Principal and Managing Member of HSS, serve as co-portfolio managers of the Fund. Messrs. Pratt and Kammert have served as the Fund’s portfolio managers since June 2011.

As of the Effective Date, the following information replaces the information in the Prospectus on page 88 relating to the Fund’s Investment Strategies:

Summary of Investment Strategies

As of the Effective Date, the following information replaces the information in the Prospectus on page 91 relating to the Fund’s subadviser:

ASTON/Harrison Street Real Estate Fund

Harrison Street Securities, LLC is located at 71 South Wacker Drive, Suite 3575, Chicago, Illinois 60606. The firm was founded in 2005 as Transwestern Securities Management, L.L.C. by Transwestern Investment Company, L.L.C. (“TIC”), James Kammert and Reagan Pratt. As of December 31, 2010, the controlling members and managers of the firm are HS Securities Holdings, LLC, a Delaware limited liability company that acquired the interests of TIC, James Kammert and Reagan Pratt. As of April 30, 2011, HSS managed approximately $431 million in assets.

As of the Effective Date, the following information replaces the information in the Prospectus on page 93 relating to the Fund’s Portfolio Managers:

Reagan Pratt

Co-Portfolio Manager since June 2011. Mr. Pratt is Principal and Portfolio Manager as well as a member of the Board of Managers of HSS. Mr. Pratt founded HSS in 2005, in association with TIC and Mr. Kammert. From 2001 through 2004, Mr. Pratt was a portfolio manager with Heitman Real Estate Securities LLC. Mr. Pratt is responsible for managing the public real estate securities portfolios of HSS and the day-to-day operation of HSS. Mr. Pratt has a bachelor’s degree in economics and geography from the University of Guelph (Ontario, Canada) and a Master of Science Business Administration (Urban Land Economics) from the University of British Columbia (British Columbia, Canada).

James Kammert, CFA

Co-Portfolio Manager since June 2011. Mr. Kammert is Principal and Portfolio Manager as well as a member of the Board of Managers of HSS. Mr. Kammert founded HSS in March 2005, in association with TIC and Mr. Pratt. Along with Mr. Pratt, Mr. Kammert is responsible for managing the public real estate securities portfolios of HSS. Mr. Kammert joined HSS in August 2005. From 2003 through mid-2005, Mr. Kammert was Director of Research for European Investors, Inc. Prior to joining European Investors, Mr. Kammert was Vice President and co-head of Goldman Sachs & Co.’s U.S. REIT research team for over four years. Mr. Kammert graduated from Lafayette College with a BA in Economics & Business and earned an MBA from the University of Chicago. Mr. Kammert holds the CFA designation and is a CPA.

Other

As of the Effective Date, the primary benchmark for the Fund will change from the MSCI US REIT Index to the FTSE/NAREIT Equity REIT Total Return Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes.

For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com.

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